Share-based compensation - Weighted average assumptions (Detail)	12 Months Ended
	Oct. 31, 2019 CAD ($) yr	Oct. 31, 2018 CAD ($) yr
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Share price at grant date | $	$ 94.09	$ 101.83
Risk-free interest rate	2.01%	1.71%
Expected dividend yield	3.77%	3.66%
Expected share price volatility	12.00%	13.00%
Expected life of option | yr	6	6